SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported) : December 27, 1999


       STRUCTURED ASSET SECURITIES CORPORATION (as depositor under the Trust Agreement, dated as of June 1, 1999, providing for the issuance of Ocwen Home Equity Loan Trust 1999-OFS1, Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                    333-68513-7             74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594


                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                     This report consists of 8 consecutively numbered pages.

Item 5.   Other Events.

     This report and the attached exhibits are being filed with respect to the Registrant's Ocwen Home Equity Loan Trust 1999-OFS1, Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1 (the "Certificates"), pursuant to "no-action" positions taken by the Securities and Exchange Commission with
respect  to  alternative   means  of  satisfying  the   Registrant's   reporting
obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Trust Agreement, dated as of June 1, 1999, among Structured Asset Securities Corporation, as Depositor, Ocwen Financial Services Inc., as Master Servicer, Ocwen Federal Bank FSB, as Special Servicer and The Chase Manhattan Bank, as trustee.

    On December 27, 1999 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 27, 1999 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date: December 28, 1999          By:   /s/Cynthia Kerpen
                                    Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Statement to Certificateholders on
                         December 27, 1999.                                5

                                  Exhibit 99.1

              Statement to Certificateholders on December 27, 1999



    OCWEN HOME EQUITY LOAN TRUST SERIES 1999-OFS1 HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                              STATEMENT TO CERTIFICATEHOLDERS
                                       December 27, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original        Prior                                                                                Current
              Face      Principal                                                       Realized  Deferred       Principal
Class        Value        Balance             Principal     Interest       Total        Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A_F     92,537,000.00   88,195,431.93       578,733.52    535,052.29   1,113,785.81        0.00         0.00   87,616,698.41
A_V     52,420,000.00   48,846,096.19       468,048.23    247,218.91     715,267.14        0.00         0.00   48,378,047.96
FX               0.00            0.00             0.00          0.00           0.00        0.00         0.00            0.00
VX               0.00            0.00             0.00          4.49           4.49        0.00         0.00            0.00
R3               0.00            0.00             0.00          0.00           0.00        0.00         0.00            0.00

TOTALS 144,957,000.00  137,041,528.12     1,046,781.75    782,275.69   1,829,057.44        0.00         0.00  135,994,746.37
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                           Pass-through Rates
--------------------------------------------------------------------------------      ---------------------------
                    Prior                                                     Current                      Current
                    Principal                                                 Principal       Class      Pass-thru
Class   Cusip       Factor          Principal      Interest     Total         Factor                       Rate
----------------------------------------------------------------------------------------------------------------------------------
A_F     67574LAD0   953.08289581   6.25407696    5.78203627  12.03611323   946.82881885        A_F            7.2800005
A_V     67574LAC2   931.82175105   8.92881019    4.71611808  13.64492827   922.89294086        A_V            5.877500%

TOTALS              945.39434536    7.22132598   5.39660513  12.61793111   938.17301938

----------------------------------------------------------------------------------------------------------------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                Cynthia Kerpen
                THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3233
                       email: cynthia.kerpen@chase.com
                     ---------------------------------------

                                      -6-


    OCWEN HOME EQUITY LOAN TRUST SERIES 1999-OFS1 HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                                       December 27, 1999


Sec. 4.03(a)(i)     Group F Scheduled Principal                       64,945.45
                    Group F Unscheduled Principal                    379,994.78

Sec. 4.03(a)(iv)    Group F Advances Required                        325,270.23
                    Group F Advances Made                            325,270.23

Sec. 4.03(a)(v)     Group F Beginning Pool Balance                91,438,272.99
                    Group F Beginning Loan Count                           871
                    Group F Ending Pool Balance                   90,993,332.76
                    Group F Ending Loan Count                              867

Sec. 4.03(a)(viii)  Group F Current Realized Losses                        0.00
                    Group F Cumultative Realized Losses                    0.00

Sec. 4.03(a)ix      Group F Servicing Fees                            38,099.28
                    Group F Special Servicing Fees                     10,956.00
                    Group F Trustee Fees                               857.23

                    Group F Insurance Premium Amount                  11,024.43

Sec. 4.03(a)(xiv)   Group F Net Prepayment Interest Shortfall              0.00
                    Group F Unpaid Interest Shortfall                      0.00

Sec. 4.03(a)(xviii) Group F Deficiency Amount                              0.00

                    Group F Rolling Deliquency Percentage             0.181848%
                    Group F Targeted Overcollateralization Amount  18,201,691.35
                    Group F Actual Overcollateralization Amount    3,376,634.35
                    Group F Available Funds Cap Rate                  9.250038%

Sec. 4.03(a)(i)     Group V Scheduled Principal                       22,914.22
                    Group V Unscsheduled Principal                   280,532.16

Sec. 4.03(a)iv      Group V Advances Required                        267,393.62
                    Group V Advances Made                            267,393.62

Sec. 4.03(a)(v)     Group V Beginning Pool Balance                50,900,908.56
                    Group V Beginning Loan Count                         455.00
                    Group V Ending Pool Balance             50,597,462.18
                    Group V Ending Loan Count                            451.00

Sec. 4.03(a)(viii)  Group V Current Realized Losses                        0.00
                    Group V Cumultative Realized Losses                    0.00

Sec. 4.03(a)(ix)    Group V Servicing Fees                            21,208.71
                    Group V Special Servicing Fees                    3,320.00
                    Group V Trustee Fees                                 477.20

                    Group V Insurance Premium Amount                   6,105.76

Sec. 4.03(a)(xiv)   Group V Net Prepayment Interest Shortfall              0.00
                    Group V Unpaid Interest Shortfall                      0.00

Sec. 4.03(a)(xviii) Group V Deficiency Amount                              0.00

                    Group V Rolling Deliquency Percentage            0.227628%
                    Group V Targeted Overcollateralization Amount  12,093,282.98
                    Group V Actual Overcollateralization Amount    2,219,414.22
                    Group V Available Funds Cap Rate                 9.869754%


Sec. 4.03(a)(xiv)   Basis Risk Shortfalls                                  0.00
                    Basis Risk Shortfalls Deposits to the Basis
                         Risk Reserve Fund                                 0.00

Sec. 4.03(a)(v)     Beginning Aggregate Loan Balance             142,339,181.55
                    Ending Aggregate Loan Balance                141,590,794.94

Sec. 4.03)(a)(v)    Aggregate Targeted Overcollateralization Amt  30,294,974.33
                    Aggregate Actual Overcollateralization Amt     5,596,048.57
                    Aggregate Current Realized Losses                      0.00
                    Aggregate Cumulative Realized Losses                   0.00

    OCWEN HOME EQUITY LOAN TRUST SERIES 1999-OFS1 HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                                   December 27, 1999


Sec 4.03(a)(x)  Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                1 Month        25       2,514,637.24          2.76%
                2 Months       12       1,218,296.97          1.34%
                3+Months        1          72,511.36          0.08%
                Total          38       3,805,445.57          4.18%

                     Group 2
                Category      Number    Principal Balance   Percentage
                1 Month        13       1,334,389.36          2.64%
                2 Months        9       1,026,518.42          2.03%
                3+Months        3         222,575.56          0.44%
                Total          25       2,583,483.34          5.11%

                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure
                   Group 1
                              Number    Principal Balance   Percentage
                               47       4,954,541.05          5.44%
                   Group 2
                              Number    Principal Balance   Percentage
                               35       3,487,326.42          6.89%
                   Group totals
                              Number    Principal Balance   Percentage
                               82       8,441,867.47          5.96%

                Number and Aggregage Principal Amounts of Bankruptcy Loans
                   Group 1
                              Number    Principal Balance   Percentage
                                8         987,266.29          1.08%
                   Group 2
                              Number    Principal Balance   Percentage
                                7       1,363,362.19          2.69%
                   Group totals
                              Number    Principal Balance   Percentage
                               15       2,350,628.48          1.66%

                Number and Aggregage Principal Amounts of REO Loans
                   Group 1
                              Number    Principal Balance   Percentage
                              3           151,725.60         0.17%
                   Group 2
                              Number    Principal Balance   Percentage
                              4           135,124.08         0.27%
                   Group Totals
                              Number    Principal Balance   Percentage
                              7           286,849.68           0.2%

Note: Foreclosures, Bankruptcies, and REOs are not included in the delinquency buckets.
                                       -8-

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